UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 8, 2008

ANPATH GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	333-123655	20-1602779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Morlake Drive, Suite 201, Mooresville, NC 28117
(Address of principal executive offices)

(704) 658-3350
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐   Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

Effective January 8, 2008, Anpath Group, Inc. (the “Company”) completed a financing transaction with ANPG Lending, LLC, a Delaware limited liability company (the “LLC”) pursuant to the terms of a Loan and Security Agreement, dated as of January 8, 2008 (the “Loan Agreement”) by and between the Company and the LLC (the “Financing”).  Pursuant to the Loan Agreement, the Company issued to the LLC three convertible promissory notes (the “Notes”) in the principal amounts of $625,000, $375,000 and $500,000 respectively, for an aggregate principal amount of $1,500,000. The Loan Agreement also provides that the LLC may make up to an additional $500,000 in advances to the Company in the discretion of the LLC.  In addition to the Notes, the Company issued to the LLC three warrants to purchase up to an aggregate of 750,000 shares of the Company’s common stock at an exercise price of $0.87 per share (the “Warrants”).

Pursuant to the Loan Agreement, the Company granted to the LLC a security interest in the Company’s assets and properties to secure the Company’s obligations under the Notes to the LLC.  Further, under the Loan Agreement, the Company covenanted (among other things) not to:  incur indebtedness senior or pari passu with its obligations to the LLC (except for capital leases and trade payables); sell, assign or otherwise dispose of the its assets (except  inventory or obsolete or unused  equipment  or other asset dispositions in the  ordinary  course of business); enter into agreements restricting the creation or assumption of liens on its properties or assets; engage in certain corporate transactions, such as mergers, acquisitions or change of control transactions; declare dividends; amend its certificate of incorporation or bylaws; increase the shares authorized under equity incentive plans by more than 500,000 shares of common stock;  repurchase shares of common stock (except for the repurchase described below and repurchases from employees or other service providers).

The Loan Agreement also provides that upon an event of a default by the Company, and provided the Company does not cure the default as provided therein, the LLC may accelerate the principal balance and accrued interest under the Loan Agreement and such obligations shall become immediately due and payable.

As a condition to obtaining the Financing, the Company entered into a Securities Repurchase Agreement, dated as of January 8, 2008 (the “Repurchase Agreement”) by and between the Company, the LLC and the Singer Children’s Management Trust (the “Trust”) pursuant to which the Company repurchased (the “Repurchase”) from the Trust 250,000 shares of the Company’s common stock and warrants to purchase up to an aggregate of 750,000 shares of the Company’s common stock at an exercise price of $2.50 per share (collective, the “Securities”) for an aggregate purchase price of $625,000.  The Company used $625,000 from the LLC to pay the purchase price for the Securities. Pursuant to the Repurchase Agreement, the Company issued to the LLC three additional Warrants to purchase up to an aggregate of 750,000 shares of our common stock.

As a result of the foregoing transactions, the Company was able to obtain net proceeds of approximately $845,000 to be used for general working capital purposes.

The Notes are due and payable 16 months after January 8, 2008.  The Notes bear interest at a rate of 7% per annum and interest accrues and is payable on the maturity date of the Notes.  The Notes are convertible into shares of common stock of the Company at an initial conversion price of $0.87.  The conversion price is subject to certain anti-dilution adjustments.  The Warrants have terms of 5 years and are exercisable at an initial exercise price $0.87 per share, subject to certain anti-dilution adjustments.  The Notes and the Warrants have limitations on conversion and exercise, respectively, which restrict the LLC’s right to convert the Notes or exercise the Warrants if such conversion or exercise would result in the LLC’s ownership in excess of 4.9% of our outstanding common stock.

Pursuant to the terms of the Loan Agreement, the shares of common stock issuable upon exercise of the Warrants or conversion of the Notes are subject to demand and piggyback registration rights.

The Notes and Warrants issued to the LLC were issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules adopted thereunder and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering.   We made this determination based on the representations of the LLC which included, in pertinent part, that it was an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and that it was acquiring such securities for investment purposes for its own account and not as a nominee or agent, and not with a view to resale or distribution, and that it understood such securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

The foregoing descriptions of the Loan Agreement, Repurchase Agreement, Notes and Warrants are each qualified in their entirety to the full text of such documents attached as exhibits to this Form 8-K.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1	Loan and Security Agreement dated as of January 8, 2008 by and between Anpath Group, Inc. and ANPG Lending LLC (without exhibits or schedules).
99.2	Securities Repurchase Agreement dated as of January 8, 2008 by and between Anpath Group, Inc, ANPG Lending LLC and the Singer Children’s Management Trust (without exhibits or schedules).
99.3	Form of Note.
99.4	Form of Warrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANPATH GROUP, INC.

Date: January 11, 2008	By:	/s/ J. Lloyd Breedlove
J. Lloyd Breedlove
President and Chief Executive Officer

Exhibit Index

99.1	Loan and Security Agreement dated as of January 8, 2008 by and between Anpath Group, Inc. and ANPG Lending LLC (without exhibits or schedules).
99.2	Securities Repurchase Agreement dated as of January 8, 2008 by and between Anpath Group, Inc, ANPG Lending LLC and the Singer Children’s Management Trust (without exhibits or schedules).
99.3	Form of Note.
99.4	Form of Warrant.